SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-5075 (Commission File Number)	04-2052042 (IRS Employer Identification No.)

45 William Street, Wellesley, Massachusetts 02481

(Address of Principal Executive Offices) (Zip Code)

     Registrant’s telephone number, including area code: (781) 237-5100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Ex-99.1 4-460 Statement
Ex-99.2 4-460 Statement

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

     The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Statement Under Oath of Gregory L. Summe, Chairman and Chief Executive Officer of PerkinElmer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Robert F. Friel, Senior Vice President and Chief Financial Officer of PerkinElmer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure

     On August 13, 2002, Gregory L. Summe, Chairman and Chief Executive Officer of PerkinElmer, Inc. (the “Corporation”), and Robert F. Friel, Senior Vice President and Chief Financial Officer of the Corporation, each filed with the Securities and Exchange Commission a statement under oath regarding facts and circumstances relating to Securities Exchange Act filings, in accordance with Securities Exchange Act Order No. 4-460 issued by the Securities and Exchange Commission on June 27, 2002 requiring the filing of a sworn statement pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Each of these statements was in the form prescribed by the Securities and Exchange Commission without modification or qualification. A copy of the statements are attached as exhibits to this Current Report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 13, 2002	By:	/s/ Terrance L. Carlson
Terrance L. Carlson, Senior Vice President, General Counsel and Clerk

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement Under Oath of Gregory L Summe, Chairman and Chief Executive Officer of PerkinElmer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Robert F. Friel, Senior Vice President and Chief Financial Officer of PerkinElmer, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

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